UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Biora Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
BIORA THERAPEUTICS, INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET

BIORA THERAPEUTICS, INC. 4330 LA JOLLA VILLAGE DRIVE SUITE 300 SAN DIEGO, CA 92122

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You invested in BIORA THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* June 14, 2023 10:00 AM Pacific Time
Point your camera here and vote without entering a
control number	Virtually at: www.virtualshareholdermeeting.com/BIOR2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items					Board Recommends
1.	Election of Directors: To be elected for terms expiring in 2024.

	Nominees:

	01)	Adi Mohanty	04)	Jill Howe	For
	02)	Jeffrey D. Alter	05)	Brian L. Kotzin, M.D.
	03)	Jeffrey A. Ferrell	06)	Lynne Powell
2.	To approve an amendment and restatement of our 2018 Equity Incentive Plan, including to increase the shares reserved for issuance.				For
3.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.				For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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